Exhibit 23.2, Consent of Arthur Andersen LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 27, 2000 included in Palatin Technologies, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our firm included in this registration statement.

                                                       /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
December 15, 2000